UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2006

Tapestry Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24320	84-1187753
(State of	(Commission	IRS Employer
incorporation)	File Number)	Identification No.)

4840 Pearl East Circle, Suite 300W
Boulder, Colorado 80301

(Address of principal executive offices and zip code)

(303) 516-8500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Bonus Payments

On October 5, 2006, the Compensation Committee of the Board of Directors of the Company approved the payment in January 2007 of the following cash bonuses to executive officers of the Company.  No changes were made to the salaries of such officers.

Executive Officer	Position	Bonus Amount
Leonard Shaykin	Chairman and Chief Executive Officer	$250,000
Martin Batt	Chief Operating Officer	$100,000
Gordon Link	Chief Financial Officer	$100,000
Kai Larson	Vice President and General Counsel	$75,000

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 12, 2006	TAPESTRY PHARMACEUTICALS, INC.

	By:	/s/ Kai Larson
	Name:	Kai Larson
	Title:	Vice President, General Counsel